STEIN ROE BALANCED FUND, VARIABLE SERIES
                  STEIN ROE MONEY MARKET FUND, VARIABLE SERIES
              STEIN ROE SMALL COMPANY GROWTH FUND, VARIABLE SERIES
                  STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES
                LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES

                   Supplement to Prospectus dated May 1, 2002

1. On April 1, 2003, Stein Roe & Farnham Incorporated, an indirect subsidiary of Columbia Management Group, Inc., ("CMG") merged into Columbia Management Advisers, Inc. ("Columbia"), a registered investment adviser. Columbia, a direct subsidiary of CMG, is the surviving company in the merger and is now the investment adviser to each of the funds listed above.

The merger will not change the way the funds are managed, the investment personnel assigned to manage the funds or the fees paid by the funds to Columbia.

2. Effective April 7, 2003, Stein Roe Balanced Fund, Variable Series will change its name to Liberty Asset Allocation Fund, Variable Series and Stein Roe Money Market Fund, Variable Series will change its name to Liberty Money Market Fund, Variable Series.

3. Effective April 14, 2003, Stein Roe Small Company Growth Fund, Variable Series will change its name to Liberty Small Company Growth Fund, Variable Series.

4. The section TRUST MANAGEMENT ORGANIZATIONS; INVESTMENT SUB-ADVISOR AND PORTFOLIO MANAGERS, with respect to Stein Roe Growth Stock Fund, Variable Series, is restated in its entirety as follows:

Erik P. Gustafson, a senior vice president of Columbia, has co-managed the Growth Stock Fund, Variable Series since 1994. Mr. Gustafson joined Columbia in 1992 as a portfolio manager for privately managed accounts. Mr. Gustafson currently manages various other funds for Columbia and its affiliates. He holds a B.A. degree from the University of Virginia and M.B.A. and J.D. degrees from Florida State University.










                                                                   April 1, 2003